Exhibit 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-13988, 333-10156, 333-8270 and 333-7328) of Rio Tinto plc, of our reports dated 20 February 2004 relating to the financial statements and financial statement schedules which appear in both Rio Tinto Limited’s and Rio Tinto plc’s Annual Reports on Form 20-F for the year ended 31 December 2003.

/s/ PricewaterhouseCoopers LLP	/s/ PricewaterhouseCoopers
PricewaterhouseCoopers LLP	PricewaterhouseCoopers
Chartered Accountants and Registered Auditors	Chartered Accountants
London	Perth
United Kingdom	Australia
26 March 2004	26 March 2004